UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2016

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

On December 8, 2016, State Bank Financial Corporation ("the Company"), the holding company for State Bank and Trust Company (the "Bank"), announced that the Bank has received regulatory approval from the Federal Deposit Insurance Corporation for its previously announced merger transactions between the Bank and The National Bank of Georgia, a wholly-owned subsidiary of NBG Bancorp, Inc., and S Bank, the wholly-owned subsidiary of S Bankshares, Inc. A copy of the press release announcing the regulatory approval is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Mergers and Where to Find It

Proposed Merger with NBG Bancorp, Inc.

In connection with the proposed merger transaction with NBG Bancorp, Inc., the Company has filed a registration statement on Form S-4 (Registration Statement No. 333-211445) that includes a proxy statement of NBG Bancorp, Inc. and a prospectus of the Company. The SEC declared the registration statement effective on June 15, 2016. A definitive proxy statement/prospectus dated June 15, 2016 was mailed on or about June 20, 2016 to the shareholders of NBG Bancorp, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about the Company, NBG Bancorp, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NBG Bancorp, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding the Company’s directors and executive officers is included in the Company’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from the Company using the contact information above.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Proposed Merger with S Bankshares, Inc.
In connection with the proposed merger transaction with S Bankshares, Inc., the Company has filed a registration statement on Form S-4 (Registration Statement No. 333-213807) that includes a proxy statement of S Bankshares, Inc. and a prospectus of the Company. The SEC declared the registration statement effective on November 7, 2016. A definitive proxy statement/prospectus dated November 7, 2016 was mailed on or about November 10, 2016 to the shareholders of S Bankshares, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about the Company, S Bankshares, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of S Bankshares, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding the Company’s directors and executive officers is included in the Company’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from the Company using the contact information above.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated December 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: December 8, 2016	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer